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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported): October 21, 2003
                               (October 21, 2003)


                             GREY GLOBAL GROUP INC.
               (Exact name of Registrant as specified in charter)

         Delaware                     0-7898                    3-0802340
    (State or Other            (Commission File No.)         (I.R.S. Employer
     Jurisdiction of                                         Identification No.)
     Incorporation)


                   777 Third Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On October 21, 2003, Grey Global Group Inc. issued a press release announcing that it intends to sell, subject to market and other conditions, convertible subordinated debentures in a transaction exempt from the registration requirements of the Securities Act of 1933. The press release is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits.


         99.1 Press Release, dated October 21, 2003, issued by Grey Global Group Inc.



                            (Signature page follows)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GREY GLOBAL GROUP INC.

                                           By:  /s/ Steven G. Felsher
                                                -----------------------------
                                                Name: Steven G. Felsher
                                                Title: Vice Chairman

Dated:  October 21, 2003


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                                  EXHIBIT INDEX


       Designation                 Description

         99.1 Press Release, dated October 21, 2003, issued by Grey Global Group Inc.









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